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                                                                     EXHIBIT 23



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into the Company's previously filed Registration Statements File No. 33-47323 and 33-60361.


                                   Arthur Andersen LLP

Chicago, Illinois
March 19, 1996